UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________

FORM 8-K
_________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 15, 2017

Infinity Distribution, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number: 000-55521

Nevada	47-3900562
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

3311 S. Rainbow Blvd., #135, Las Vegas, NV	89146
(Address of principal executive offices)	(Zip Code)

(702) 581-4063
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant's Certifying Accountant.

(a) Resignation of Seale & Beers, CPAs

On June 15, 2017, Infinity Distribution, Inc. (the “Company”) was notified by its independent registered public accounting firm, Seale & Beers, CPAs (“Seale & Beers”), that it is resigning its engagement as the Company’s independent registered public accounting firm.

The audit reports of Seale & Beers on the financial statements for the past two years did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the audit report of Seale & Beers, dated December 9, 2016 on the consolidated financial statements of the Company as of and for the fiscal years ended May 31, 2016 and 2015 noted that the Company’s history of no revenues, recurring losses and recurring negative cash flow from operating activities and an accumulated deficit, raise substantial doubt about the Company’s ability to continue as a going concern.

During the fiscal years ended May 31, 2016 and 2015, there were no disagreements (as defined in Item 304(a)(1)(iv) of regulation S-K and the related instructions to Item 304 of Regulation S-K) with Seale & Beers, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Seale & Beers’ satisfaction, would have caused Seale & Beers to make reference to the subject matter of the disagreement in its reports on the consolidated financial statements for such years.

During the fiscal years ended May 31, 2016 and 2015, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K), other than the material weaknesses reported in the Company’s Annual Reports on Form 10-K with respect to such periods.

The Company has provided a copy of this Form 8-K to Seale & Beers and requested Seale & Beers to furnish a letter as required by Item 304(a)(3) of Regulation S-K. A copy of letter from Seale & Beers dated November 8, 2017 is attached hereto as Exhibit 16.1 to this Report.

(b) Engagement of AMC Auditing

On June 15, 2017 (the "Engagement Date"), the Registrant's Board of Directors approved the appointment of and engaged AMC Auditing, 8250 W. Charleston Blvd., Suite 100, Las Vegas, Nevada 89117, as the Registrant's independent registered public accounting firm. During the Registrant's two most recent fiscal years, the subsequent interim periods thereto, and through the Engagement Date, neither the Registrant nor anyone on its behalf consulted the Current Accountants regarding either (1) the application of accounting principles to a specified transaction regarding the Company, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements; or (2) any matter regarding the Company that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed herewith:

Exhibit No.
16.1	Letter of Seale & Beers, CPAs, dated November 8, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Infinity Distribution, Inc. Registrant

Date: November 9, 2017
/s/ Raul Mansueto
Name: Raul Mansueto
Title: Chief Executive Officer